POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York



         Know all men by these presents that Margaret G. Dyer, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                             Date:  April 5, 2001


                                             /s/ MARGARET G. DYER
                                             --------------------------
                                             Margaret G. Dyer
                                             Director

                                POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York



         Know all men by these presents that John C. Lounds, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                             Date:  April 5, 2001


                                             /s/ JOHN C. LOUNDS
                                             --------------------------
                                             John C. Lounds
                                             Director

                                POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York



         Know all men by these presents that J. Kevin McCarthy, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                             Date:  April 5, 2001


                                             /s/ J. KEVIN MCCARTHY
                                             --------------------------
                                             J. Kevin McCarthy
                                             Director

                                POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York



         Know all men by these presents that Kenneth R. O'Brien, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                             Date:  April 5, 2001


                                             /s/ KENNETH R. O'BRIEN
                                             --------------------------
                                             Kenneth R. O'Brien
                                             Director

                                POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York



         Know all men by these presents that Steven C. Verney, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                             Date:  April 5, 2001


                                             /s/ STEVEN C. VERNEY
                                             --------------------------
                                             Steven C. Verney
                                             Director and Vice President

                                POWER OF ATTORNEY


         With Respect to the Allstate Life Insurance Company of New York



         Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Thomas J. Wilson and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any registration statements and amendments thereto for Allstate Life Insurance Company of New York and related Contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue hereof.

                                             Date:  April 5, 2001


                                             /s/ MARLA G. FRIEDMAN
                                             --------------------------
                                             Marla G. Friedman
                                             Director